

October 2019

GENERAL CANNABIS
SUCCEED HERE™

TABLE OF CONTENTS

DEPENDABLE EFFICIE
ENTREPRENEURIAL ES
FAIR GENUINE VISION
HARD-WORKING HON
INTEGRITY KNOWLED
LEGITIMATE OPTIMIZE
PASSIONATE PROFESS
RESILIENT RESPECTED
SUPPORTIVE TRANSPA

INTRODUCTION

EXCELLENCE IS THE STANDARD.



AS AN ESTABLISHED, INDUSTRY-LEADING HOLDING COMPANY, WE TAKE PRIDE IN DOING THINGS BY THE BOOK.

General Cannabis is a publicly traded company offering experience and stability in a rapid growth industry. Our portfolio is comprehensive, offering an ever-growing array of high-quality products and services that suit the needs of the quickly evolving cannabis industry. Our portfolio is synergistic, positioning General Cannabis uniquely apart from other participants.

Our experience in acquiring best-in-class companies across verticals is by design to give us a competitive advantage. Each subsidiary is supported by the smart and experienced back-office services empowering our entrepreneurs to grow their business to their full potential.

Only General Cannabis combines the legitimacy and expertise of our seasoned leadership team and the spirited passion of our entrepreneurs to create a long-term road map for cannabis industry success.


Come in, we're
OPEN

General Cannabis is a single-source resource for the cannabis industry.

We provide security, marketing, apparel and development/application of business plans. In addition, we also design, build, and provide management/financing for large-scale cultivation and dispensary projects. This strategy is executed through ongoing development of our suite of services via acquisition and organic growth of our existing lines of business. With the coming PUBCO regulations, we are ready to leverage our expertise and experience and are poised to become an industry leader.

PROFESSIONALS

Accounting & Audit Firm: MARCUM ACCOUNTANTS ▲ ADVISORS

Securities Counsel: MORRISON FOERSTER

- SARBANES-OXLEY COMPLIANT
- EXPERIENCED MANAGEMENT TEAM
- 91 EMPLOYEES
- OTCQX LISTED
- DEEP INDUSTRY EXPERIENCE

LOCATION


D.C.
PUERTO RICO
RECREATIONAL & MEDICAL
MEDICAL
ILLEGAL
GC MARKETS
GC OFFICES

WE BRING OUR PEOPLE AND INTELLECTUAL CAPITAL OVER STATE LINES, NOT CANNABIS

*Icon indicates states where GC is doing business

A PORTFOLIO OF SYNERGISTIC, ENTREPRENEURIAL COMPANIES SERVICING THE REGULATED CANNABIS INDUSTRY

SECURITY	CONSUMER GOODS	OPERATIONS	INVESTMENTS
IRON PROTECTION GROUP – A GENERAL CANNABIS COMPANY	STOA WELLNESS – A GENERAL CANNABIS COMPANY	NEXT BIG CROP – A GENERAL CANNABIS COMPANY	GC CAPITAL – A GENERAL CANNABIS COMPANY
MILE HIGH PROTECTION SERVICES	CHIEFTON SUPPLY CO. – A GENERAL CANNABIS COMPANY	PUBCO OWNER/OPERATOR	The GREENHOUSE

CURRENT BUSINESS SEGMENTS

IRON PROTECTION GROUP

A GENERAL CANNABIS COMPANY

Iron Protection Group (IPG) is proud to be one of the fastest-growing and most established security companies in the nation. Our operators, many of whom are US veterans, enforce compliance in all laws and regulations pertaining to their function within our clients' business. At IPG, we have a vision of security that is different from other security companies, taking an unobtrusive approach to security. We strive to keep the spotlight off of us and our activities while providing safety and security so our customers can focus on what they do best.

- **MULTI-STATE OPERATION PROVIDING PHYSICAL SECURITY**
- **SECURITY PLANNING & CONSULTING**
- **CAMERA INSTALL & MONITORING**
- **FOUNDED BY/EMPLOYS VETERANS**
- **STRONG BACKBONE FOR LOGISTICS-DISTRIBUTION BUSINESS**

ironprotectiongroupsecurity.com




DENVER

NEXT BIG CROP

A GENERAL CANNABIS COMPANY

nextbigcrop.com



Captain's Cake

Delivering business confidence and entrepreneurial expertise from seed through sale, Next Big Crop offers unparalleled management and consulting services in an industry that has traditionally lacked sound operational and quality standards. We partner with cannabis businesses to deploy proven solutions for every phase of medical and adult-use cannabis business operations—from licensure, design, and construction, to the cultivation, manufacture, and sale of medical-grade cannabis product.



Revenues
5
4
3
2
1
0
LICENSING
DESIGN + BUILD SERVICES
MANAGED SERVICES OPERATIONAL PROCEDURES
SUPPLY CHAIN MANAGEMENT + COMPLIANCE
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23
Project Lifetime



STOA WELLNESS

A GENERAL CANNABIS COMPANY

STOA Wellness was founded on the verifiable truth that not all CBD is created equally. At STOA Wellness, our mission is to help you navigate the increasingly complex world of CBD to find the exact right products for you. It's more than just a place to find CBD—it's a place to come face-to-face with subject matter experts. Our promise is to always offer an expertly curated collection of only the top quality, results-oriented CBD products so that everybody can benefit from the incredible, life-changing potential of CBD.

- **BRICK AND MORTAR RETAIL STORE** (FLAGSHIP STORE LAUNCHED IN NEW YORK)
- **EXPANSIVE OFFERING OF HIGH-QUALITY CBD PRODUCTS**
- **NATURAL EXTENSIONS ARE STORE-WITHIN-STORE AND POP SOLUTIONS**
- **E-COMMERCE SITE LAUNCHED**



7
STOA WELLNESS



BRANDS

Floyd's of Leadville	CBD Luxe	Swiss Relief	Eco Sciences	Oleo	Athleticbd
Colorado Hemp Honey	Core Roots	Privy Peach	Incredible CBD	Grön	Highline Wellness

CURRENT BUSINESS SEGMENTS

CONSUMER GOODS

CHIEFTON SUPPLY CO

A GENERAL CANNABIS COMPANY

Chiefton Supply Co. creates innovative eco-conscious apparel that inspires and supports the global cannabis community.

Our mission is to create the highest level of function, relevance, and comfort in the most responsible way possible. Our apparel and accessories utilize textiles like hemp, organic cotton, and recycled polyester. What you wear matters, and Chiefton consistently strives to provide eco-friendly apparel, accessories, and printing techniques.



chieftonsupply.com

GC CAPITAL

A GENERAL CANNABIS COMPANY

It's no secret that one of the most critical factors for the cannabis industry is access to capital. Being well capitalized with strong, value-added input from the right partner can mean the difference between a great idea and true success in one of the fastest-growing industries in history.

GC Capital is designed to provide "smart" capital to entrepreneurs and established companies throughout the cannabis industry.

SUCCEED

WHY GENERAL CANNABIS?

We built our company and mission on the promise of integrity, best-in-class acquisitions, and the back-office experience to empower our subsidiaries to thrive. Prior to the passage of PUBCO, we have kept our focus primarily on ancillary and professional services in the cannabis space, including in-depth advising and consulting for licensed operators.

Our foundation, stability, and expertise now provide unmatched leverage for General Cannabis to identify, assess, and take advantage of the new business opportunities that PUBCO is creating in the Colorado market.

COLORADO HOUSE BILL 1090 - PUBCO

Prior to the June 2019 passage of House Bill 1090 (known as "PUBCO"), Colorado had one of the most restrictive environments in the country for investment in licensed cannabis producers and operators. With the implementation of PUBCO, publicly traded companies will be allowed to own and operate licensed cannabis businesses for the first time.

"We already grow the second-best flower in the country for our clients, now we will do it for ourselves"

This is a significant turning point in the Colorado cannabis market, leading to substantial consolidation—a dynamic that General Cannabis is uniquely well-positioned to capitalize on.

TIMELINE

2018	2019	TODAY	NOVEMBER 2019	DECEMBER & 2020
Bill was initially passed in the state legislature but blocked by then-governor John Hickenlooper	Newly elected governor Jared Polis signed bill into law with a pro-industry stance	Regulations are being written	Expect final regulations to be released	Bring remaining loose ends to close


RANKED
50 BEST
COMPANIES TO WORK
FOR IN CANNABIS
mg

WHY GENERAL CANNABIS?

OUR STRATEGY:

- **OWNER-OPERATED BRANDS**
  - We are acquiring strong operators and keeping them on, with the resources to succeed
- **PURCHASES WILL BE MADE WITH CASH + STOCK – ALIGNING OUR INTERESTS FOR SUCCESS**
- **1 + 1 = 3**
  - Next Big Crop Operational efficiencies and our tax assets will permit CANN to retain significantly more cash flow from each initial acquisition
    - Low-hanging fruit – Immediate corporate efficiencies CANN level integration of SG&A
    - Oversight, Support, Growth - We anticipate technological efficiencies in management
    - Utilization of CANN tax assets
- **"COLORADO CREDIBILITY"**
  - Our employees and subsidiaries are known widely in Colorado.
  - A 2018 mg Magazine *50 Best Companies to Work for in Cannabis* – We treat our employees exceptionally well in an industry that generally does not. All new employees from acquisitions immediately get stock options and the CANN benefit package of health insurance, 401k, and other industry leading-benefits.

WHY COLORADO RETAIL?

We are Colorado NATIVES, we have been waiting for PUBCO, and we are ready to capitalize.
We are "Asset Light" and can build a portfolio using a disciplined real-world analysis to acquisitions.

SINGLE STORE OPERATOR – DENVER


Thornton
Westminster
Arvada
Commerce
Aurora
Lakewood
Englewood
Littleton
Centennial
Cherry Creek State Park

- **DENSE POPULATION OF DISPENSARIES**
  - Ease of service using a "route-business" model
  - Opportunities for consolidation – Buy or Be Bought
    - 550 recreational licenses to be consolidated
- **MATURE MARKET** (5 YEARS)
  - Well-regulated and evolved regulations
  - Same-store sales data and store track record – shift to cash flow-based acquisition model as opposed to venture capital model
- **HIGH VOLUME OF SALES**
  - Many stores are in the top 100 operators in the country
- **REASONABLY PRICED COMPARED TO OTHER MARKETS**
  - California, Canada, etc.
  - Purchase price based on reality

OUR CULTIVATION STRATEGY

SINGLE STORE OPERATOR –COLORADO


National Forest
Cheyenne
Pawnee
National
Grassland
Sterling
Rio Grande
National Forest
San Juan
National Forest
Uncompahgre
National Forest
Montrose
Farmington
Raton
Lamar

- **CULTIVATION ACQUISITION STRATEGY**
  - We will be a leading low-cost producer of premium cannabis in Colorado
  - We are "asset light" and can apply a disciplined underwriting capability to the market
- **WE HAVE EXTENSIVE RESEARCH ON THE MARKET AND ITS PARTICIPANTS**
  - We understand cost of cannabis production in all environments
- **WE WILL ACQUIRE OPERATORS WITH INDOOR CULTIVATION FACILITIES, BUT ONLY IF IT MEETS THE REALITY OF DOING BUSINESS IN 2020**

IN 2020 WE WILL INTEGRATE OUR COLORADO ACQUISITIONS

- **We are leaving owner operators in place to run acquired businesses — ensuring continuity**
  - Operators have more time to be entrepreneurs again
- **We are adding Next Big Crop expertise**
  - Bringing our technological knowhow to improve financial performance at acquired companies
- **We are bringing CANN level SG&A expense reduction to each acquisition**
  - Low hanging fruit
- **All acquisitions are integrated onto our ERP. By year-end 2020, full integration goal**

In 2020 we will roll out our nationwide strategy built on Colorado backbone
California is primary market- Change to METRC will position us for acqusitions

FINANCIALS

as of 06/30/2019

TTM Revenue by Division	Jun-16	Sep-16	Dec- 16	Mar- 17	Jun -17	Sep- 17	Dec- 17	Mar- 18	Jun- 18	Sep- 18	Dec- 18	Mar- 19	Jun- 19
Security	2,135,922	2,135,922	2,232,915	2,150,522	1,983,165	1,956,057	1,884,618	2,011,457	2,261,432	2,417,757	2,602,365	2,614,980	2,508,255
Marketing	142,532	248,934	261,345	255,534	259,055	202,047	239,605	279,808	308,247	303,907	279,091	224,376	154,994
Operations	290,492	346,403	359,295	478,377	771,476	1,018,405	1,265,072	1,353,890	1,390,277	1,370,853	1,718,507	2,192,594	2,582,949
Finance	104,027	101,767	128,427	124,542	126,942	134,280	132,780	100,296	66,432	50,387	18,749	33,570	61,345

Revenues	Jun-16	Sep-16	Dec- 16	Mar- 17	Jun -17	Sep- 17	Dec- 17	Mar- 18	Jun- 18	Sep- 18	Dec- 18	Mar- 19	Jun- 19
Security	531,663	560,713	633,008	425,138	364,306	533,605	561,569	551,977	614,281	689,930	746,177	564,592	507,556
Marketing	66,014	106,042	38,831	44,287	69,535	49,394	76,389	84,490	97,974	45,054	51,573	29,775	28,892
Operations	72,801	117,700	70,680	217,196	365,900	364,629	317,347	306,014	402,287	345,205	665,001	780,101	792,642
Finance	31,464	25,565	35,029	32,484	33,864	32,903	33,529			16,858	1,891	14,821	27,775
Total	701,942	810,380	777,548	719,105	833,605	980,531	988,834	942,481	1,114,542	1,097,047	1,464,642	1,389,288	1,356,865
Q/Q Revenue Growth	1%	15%	-4%	-8%	16%	18%	1%	-5%	18%	-2%	34%	-5%	-3%
Trailing Twelve Months (TTM) Revenues	2,672,973	2,890,036	2,981,982	3,008,975	3,140,683	3,310,789	3,552,075	3,745,451	4,026,388	4,142,904	4,618,712	5,065,519	5,307,543
TTM Q/Q Growth	11.5%	8.1%	3.2%	0.9%	4.4%	5.4%	6.4%	6.3%	7.5%	2.9%	11.5%	9.7%	4.7%

Quarterly Revenues by Segment


Finance
Operations
Marketing
Security

TTM Revenues by Segment


Finance
Operations
Marketing
Security

https://www.sec.gov/edgar.shtml

LEADERSHIP

Brian Andrews
Chief Financial Officer

Michael Feinsod
Chief Executive Officer

CORPORATE DEVELOPMENT

Hunter Garth
VP Corporate Development

A true balance of military strength and entrepreneurial spirit, Hunter pursues all opportunities for investment, acquisition, and cross-departmental sales with tactical purpose. Systematically eliciting new information and tracking variances in the market, he continually establishes himself as a principal voice and industry innovator.

MARKETING

Cindy Gonzales
VP Marketing

With nearly two decades of experience in brand marketing, Cindy is a veteran in developing and executing innovative strategies that lead to measurable results. Both diplomatic and visionary, her role supports all lines of business and strengthens the General Cannabis brand as it continues to reach new areas and markets.

ACCOUNTING

Jessica Bast
VP Controller

A diligent executor of financial management, Jessica brings her extensive and diverse career in accounting to implement new processes that differentiate General Cannabis in the market. Responsible for directing all accounting matters, her exceptional leadership ensures we continue to redefine the cannabis market for businesses and consumers.

LICENSED CANNABIS ACTIVITIES

Richard Cardinal
VP of Operations

Inspired by the process and evolution of cannabis, Rich tackles industry growing pains with an unmatched passion for problem-solving to deliver creative solutions. Never one to rely on the way it's been done, his role amplifies General Cannabis as a leading resource for navigating the unique demands of the cannabis industry.



Michael Feinsod

CHAIRMAN & CEO

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999. From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company. Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013. Mr. Feinsod was an analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer. He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul Hastings. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.



Peter Boockvar

DIRECTOR

Mr. Boockvar is the Chief Investment Officer of Bleakley Advisory Group, a multi-billion dollar wealth management firm. He is also the Editor of The Boock Report, a macro economic and market newsletter. He is also a CNBC contributor. Prior he was the Chief Market Analyst with The Lindsey Group, a macro economic and market research firm. Before this he spent a brief time at the hedge fund Omega Advisors as a macro strategist and portfolio manager. Previously, he was a partner at Miller Tabak + Co. for 18 years as the firm's equity strategist and a portfolio manager at Miller Tabak Advisors. Peter graduated Magna Cum Laude with a BBA in Finance from George Washington University.



Seth Oster

DIRECTOR

Mr. Oster is a leading communications, marketing, and public affairs executive with 25 years of experience at high levels of the private sector and federal government. He previously held the top communications roles at global accounting and consulting firm KPMG, Paul Allen's Vulcan Inc., and publicly traded companies Napster and Stamps.com. Mr. Oster has served in both the legislative and executive branches of the U.S. government, having been appointed by President Obama in 2009 to lead public affairs at the U.S. Environmental Protection Agency and earlier in his career as an aide to U.S. Senator Dianne Feinstein. He is currently Global Chief Communications Officer at United Talent Agency (UTA) in Los Angeles, CA.



Mark Green

DIRECTOR

Mr. Green has over 18 years of investing experience across public and private markets, spanning several business cycles.

Mr. Green is a Co-Founder and Managing Partner of Chatham Road Capital, a credit-focused investment firm that seeks to capitalize on market imbalances and inefficiencies in the public and private markets. Mr. Green oversees all investment activities, portfolio and risk management, and business development. Mr. Green holds an MBA from Columbia Business School and a BS degree from Skidmore College.

SARBANES-OXLEY COMPLIANCE

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information is accumulated and communicated to our management, including our Principal Executive Officer and Principal Financial and Accounting Officer, as appropriate to allow timely decisions regarding required disclosure.

We carried out an evaluation under the supervision and with the participation of management, including our Principal Executive Officer and Principal Financial and Accounting Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2018, the end of the period covered by this report. Based on that evaluation, our Principal Executive Officer and Principal Financial and Accounting Officer have concluded that our disclosure controls and procedures were effective as of December 31, 2018.

Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, our principal executive officer and principal financial officer and effected by the Board, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

- Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;
- Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures of are being made only in accordance with authorizations of our management and directors; and
- Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of inherent limitations, our internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Assessment of Internal Control over Financial Reporting

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2018. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control – Integrated Framework (2013). Based on management's assessment, management concluded that its internal control over financial reporting was effective as of December 31, 2018, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP.

2019 OUTLOOK

ENABLE EACH OF OUR EXISTING OPERATING DIVISIONS TO EXPAND NATIONALLY

GC CAPITAL
A GENERAL CANNABIS COMPANY

CHIEFTON
A GENERAL CANNABIS COMPANY

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

STOA WELLNESS
A GENERAL CANNABIS COMPANY

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

MILE HIGH PROTECTION SERVICES

?

?

WHAT'S NEXT?

Continued execution of PUBCO strategy

- Cash and stock acquisitions

2019 GOALS

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

- Continued expansion in California
- Camera monitoring
- Guard training
- Implement compliant security services for companies who recently obtained licenses
- Growth through acquisition, as well as expansion into new markets

NEXT BIG CROP

- Expand our portfolio of loans
- Launch a loan origination and servicing business
- Continue to invest in high-growth companies within the cannabis industry

CHIEFTON
A GENERAL CANNABIS COMPANY

- Pursue relationships with non-cannabis national and regional apparel retailers and distributors, as well as expand our product line nationwide within the cannabis industry
- Actively identify and evaluate acquisition targets within the apparel and consumer goods space

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

- Expand our wholesale equipment and supply business to companies beyond our consulting clients via an online sales portal
- Sell standard operating procedures through an online sales portal
- Pursue opportunities to own and operate our own cannabis grow facility and/or dispensaries
- Continue to assess acquisition targets that are complementary and/or expansive to our consulting business

STOA WELLNESS

- Spring 2019: Opened athlete and wellness retail CBD Store in Long Island, NY, with plans to expand concept nationwide
- A curated collection of high-quality CBD products. Plan to quickly expand into mail order and partner with other retailers

CONTACT US

Michael Feinsod
Executive Chairman of Board & CEO
michael@generalcann.com

Brian Andrews
Chief Financial Officer
brian@generalcann.com

EXCELLENCE IS THE STANDARD

GENERAL CANNABIS

OTCQX : CANN

THANK YOU

6565 E. Evans Avenue
Denver, CO 80224

303.759.1300

www.generalcann.com
info@generalcann.com